UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21682

                    Sterling Capital Variable Insurance Funds

(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor

                                 Raleigh, NC 27601-0575

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Variable Insurance Funds

434 Fayetteville Street, 5th Floor

                    Raleigh, NC 27601-0575

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Sterling Capital Variable Insurance Funds

Sterling Capital Equity Income VIF

Performance Overview 12/31/2004 - 12/31/2014

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Senior Managing Director and portfolio manager

Sterling Capital Management LLC

Average Annual Returns

	1 Year	5 Years	10 Years

Sterling Capital Equity Income VIF	4.08%	8.51%	3.13%

S&P 500® Index	13.69%	15.45%	7.67%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Q. How did the Fund perform during the 12-month period between January 1, 2014 and December 31, 2014?

A. The Fund underperformed its benchmark, the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The Fund holds only companies with established track records of consistently paying and raising their dividends.

The U.S. stock market in general performed well during the period, posting its sixth consecutive year of gains. Equity markets benefited from the Federal Reserve’s accommodative monetary policies that kept interest rates low, as well as from the relatively strong growth in the U.S. economy.

Even so, dividend growth and high returns on equity — two key components of the Fund’s strategy — were poor performing factors in 2014. While the U.S. economy posted strong growth, the same was not true for other developed economies. Overseas exposure was the single worst-performing factor for the Fund during the period, as the Fund’s holdings of large-cap multinationals were hurt by the weaker overseas markets.

The Fund underperformed its benchmark as equity income holdings generally lagged the broader equity market returns. This underperformance came about despite an above-benchmark 14% average increase in dividends from the Fund’s underlying holdings at year end.

The absence of real estate investment trusts and utilities in the Fund’s holdings also detracted from performance, as those were top performing sectors for the benchmark amid falling interest rates. Stock selection dragged on results as well, with holdings of a leading toy and game manufacturer detracting from relative performance as that company struggled to generate must-have industry hits in 2014. The Fund’s cash holdings weighed on relative returns compared to the strong gains posted by the fully invested benchmark.

The Fund’s overweight position in the energy sector dragged on relative performance, as that was the stock market’s only negative sector in 2014 due to the dramatic decline in oil prices late in the period. However, stock selection in this sector more than offset the impacts of the sector weighting, on a relative basis. In particular, holdings of the nation’s largest pipeline system helped boost the Fund’s relative returns as the company made strategic moves to enhance future growth. While the Fund’s energy holdings outperformed the benchmark’s energy holdings, they still detracted from the Fund’s absolute performance.

Stock selection in the technology sector also contributed positively to the Fund’s relative performance. In particular, the Fund held shares of several of the market’s strongest performing companies, including a leading microchip manufacturer and the world’s leading software maker. Overweight positions in the healthcare and technology sectors also helped boost relative performance, as those sectors posted strong returns for the period. The Fund also benefited when a cable TV provider received a premium buyout offer during the period.

Portfolio composition is as of December 31, 2014, and is subject to change and risk.

The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily reduced (See Note 4 in the Notes to the Financial Statements). If fees had not been reduced, the Fund’s total return for the periods would have been lower.

2

Sterling Capital Special Opportunities VIF

Performance Overview 12/31/2004 - 12/31/2014

Growth of a $10,000 investment

Portfolio Manager

George F. Shipp, CFA

Senior Managing Director and portfolio manager

Sterling Capital Management LLC

Average Annual Returns

	1 Year	5 Years	10 Years

Sterling Capital Special Opportunities VIF	15.99%	13.53%	10.43%

S&P 500® Index	13.69%	15.45%	7.67%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

Q. How did the Fund perform during the 12-month period between January 1, 2014 and December 31, 2014?

A. The Fund outperformed its benchmark, the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The U.S. stock market in general performed well during the period, posting its sixth consecutive year of gains. Equity markets benefited from the Federal Reserve’s accommodative monetary policies that kept interest rates low, as well as from the relatively strong growth in the U.S. economy.

The low-interest rate environment helped keep investors interested in equity markets, in our view. Confidence in the strength of the U.S. economy also meant that as investors looked for opportunities, they tended to favor growth-oriented stocks for most of the period under review. This trend benefited the Fund’s strategy of focusing on secular growth opportunities. In particular, holdings exposed to broadband, internet security, and the housing and construction industries’ rebound contributed positively to the Fund’s absolute return. The Fund’s absolute return also benefited from owning a satellite TV company that received a premium buyout offer during the period.

The Fund outperformed its benchmark in large part due to stock selection. Within health care holdings, shares in the nation’s leading genetics testing company, leading managed care insurer, and leading hospital company were the year’s three largest contributors to absolute return and contributed strongly to relative results as well. Close to a third of the Fund’s holdings for the period were smaller- and mid-cap, non-benchmark holdings, many of which performed well in 2014. Among those holdings were two real estate investment trusts that posted particularly strong performance due in part to the low-interest rate environment, but also to meaningful occupancy improvements.

The Fund’s energy holdings detracted from relative returns. In particular, holdings of an exploration and production company suffered from the sharp decline in crude oil prices. A lack of exposure to utilities — the benchmark’s top performing sector — also dragged on performance, as did the Fund’s cash holdings relative to the strong growth of the fully invested benchmark.

Portfolio composition is as of December 31, 2014, and is subject to change and risk.

The Fund is measured against the S&P 500® Index, a widely recognized, unmanaged index of common stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily reduced (See Note 4 in the Notes to the Financial Statements). If fees had not been reduced, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Total Return Bond VIF

Performance Overview 12/31/2004 - 12/31/2014

Growth of a $10,000 investment

Portfolio Managers

Mark Montgomery, CFA

Senior Managing Director and portfolio manager

Sterling Capital Management LLC

Richard T. LaCoff

Senior Managing Director and portfolio manager

Sterling Capital Management LLC

Average Annual Returns

	1 Year	5 Years	10 Years

Sterling Capital Total Return Bond VIF	5.44%	4.71%	4.76%

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of distributions. The returns include the Fund level expenses, but do not include fees charged by participating insurance companies. These charges and fees will reduce returns. Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Considerations

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value tends to react in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

Q. How did the Fund perform during the 12-month period between January 1, 2014 and December 31, 2014?

A. The Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Fixed income markets benefited from a declining interest rate environment. Concerns about slowing global growth, as well as falling oil prices and low interest rates in many international markets, contributed to the decline in U.S. interest rates. Despite the strong economic growth in the United States, inflation remained in check. As a result, we believe investors largely overcame their concerns about a future rate increase by the Federal Reserve and drove up prices on U.S. treasuries.

The Fund lagged its benchmark slightly during the period. We decided to favor shorter duration securities relative to the benchmark as we assumed the Federal Reserve would take a less accommodating stance with its monetary policy. Likewise, our confidence in the ongoing improvement in the U.S. economy led us to take an overweight position in riskier assets, namely corporate bonds. While the economic forecast proved correct, slowing global growth and low overseas interest rates led investors to seek the relatively higher yields offered in U.S. markets, in our opinion. Moreover, we believe slowing global growth and falling oil prices drove investors to seek safety in higher quality assets, which caused credit spreads to widen as prices on Treasuries rose faster than prices on corporate bonds.

The Fund’s relative performance benefited from intra-sector allocation decisions as well as stock selections. For example, within the corporate bond sector, we decided to hold an overweight position in financials (which outperformed the benchmark) and an underweight position in industrials (which lagged the benchmark). An overweight position to taxable municipal bonds within the government-related sector also boosted relative results, as that sub-sector outperformed for the period. Finally, the Fund’s allocation to commercial mortgage-backed securities within the securitized sector also contributed positively to relative performance.

Portfolio composition is as of December 31, 2014, and is subject to change and risk.

The Fund is measured against Barclays U.S. Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees have been voluntarily reduced (See Note 4 in the Notes to the Financial Statements). If fees had not been reduced, the Fund’s total return for the periods would have been lower.

4

Sterling Capital Variable Insurance Funds

Summary of Portfolio Holdings (Unaudited)

December 31, 2014

Each Sterling Capital Variable Insurance Fund’s portfolio composition at December 31, 2014 was as follows:

Sterling Capital Equity Income VIF	Percentage of net assets
Consumer Discretionary	17.1%
Consumer Staples	14.2%
Energy	13.1%
Financials	8.2%
Health Care	21.1%
Industrials	8.0%
Information Technology	10.7%
Materials	2.1%
Telecommunication Services	3.8%
Money Market Fund	1.5%

99.8%

Sterling Capital Special Opportunities VIF
Consumer Discretionary	18.1%
Consumer Staples	3.6%
Energy	6.1%
Financials	9.4%
Health Care	12.9%
Industrials	11.7%
Information Technology	32.6%
Money Market Fund	5.6%

100.0%

Sterling Capital Total Return Bond VIF
Asset Backed Securities	10.5%
Collateralized Mortgage Obligations	10.2%
Commercial Mortgage-Backed Securities	17.2%
Corporate Bonds	34.8%
Foreign Government Bonds	0.9%
Mortgage-Backed Securities	10.8%
Municipal Bonds	9.9%
Preferred Stocks	1.2%
U.S. Government Agencies	0.1%
U.S. Treasury Bonds	1.9%
U.S. Treasury Notes	0.2%
Money Market Fund	1.6%

99.3%

Sterling Capital Variable Insurance Funds
Expense Example (Unaudited)
December 31, 2014

As a shareholder of the Sterling Capital Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Sterling Capital Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Expense Ratio During Period 7/1/14 - 12/31/14
Sterling Capital Equity Income VIF	$1,000.00	$995.20	$5.88	1.17%
Sterling Capital Special Opportunities VIF	1,000.00	1,023.10	6.12	1.20%
Sterling Capital Total Return Bond VIF	1,000.00	1,011.80	5.93	1.17%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Sterling Capital Variable Insurance Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Expense Ratio During Period 7/1/14 - 12/31/14
Sterling Capital Equity Income VIF	$1,000.00	$1,019.31	$5.96	1.17%
Sterling Capital Special Opportunities VIF	1,000.00	1,019.16	6.11	1.20%
Sterling Capital Total Return Bond VIF	1,000.00	1,019.31	5.96	1.17%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (the number of days in the fiscal year). Expenses shown do not include annuity contract fees.

Sterling Capital Equity Income VIF
Schedule of Portfolio Investments
December 31, 2014

Shares		Fair Value
COMMON STOCKS — 98.3%

	Consumer Discretionary — 17.1%
4,000	Dunkin’ Brands Group, Inc.	$ 170,600
11,286	Mattel, Inc.	349,245
6,130	McDonald’s Corp.	574,381
5,700	Omnicom Group, Inc.	441,579
24,220	Pearson PLC, ADR	446,859
3,600	Time Warner Cable, Inc.	547,416

		2,530,080

	Consumer Staples — 14.2%
10,000	General Mills, Inc.	533,300
6,290	PepsiCo, Inc.	594,782
4,800	Philip Morris International, Inc.	390,960
14,385	Unilever PLC, ADR	582,305

		2,101,347

	Energy — 13.1%
5,000	Chevron Corp.	560,900
7,581	Ensco PLC, Class A	227,051
14,500	Kinder Morgan, Inc.	613,495
6,660	Occidental Petroleum Corp.	536,863

		1,938,309

	Financials — 8.2%
7,000	KKR & Co. LP	162,470
11,000	MetLife, Inc.	594,990
4,402	Travelers Cos., Inc. (The)	465,952

		1,223,412

	Health Care — 21.1%
9,635	Abbott Laboratories	433,768
6,630	AbbVie, Inc.	433,867
4,300	Anthem, Inc.	540,381
7,980	Baxter International, Inc.	584,854
6,200	Novartis AG, ADR	574,492
18,260	Pfizer, Inc.	568,799

		3,136,161

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — 8.0%
23,400	General Electric Co.	$591,318
5,300	United Parcel Service, Inc., Class B	589,201

		1,180,519

	Information Technology — 10.7%
18,000	Maxim Integrated Products, Inc.	573,660
9,190	Microsoft Corp.	426,875
7,830	QUALCOMM, Inc.	582,004

		1,582,539

	Materials — 2.1%
5,000	Scotts Miracle-Gro Co. (The), Class A	311,600

	Telecommunication Services — 3.8%
12,195	Verizon Communications, Inc.	570,482

	Total Common Stocks (Cost $12,823,008)	14,574,449

MONEY MARKET FUND — 1.5%
219,986	Federated Treasury Obligations Fund, Institutional Shares	219,986

	Total Money Market Fund (Cost $219,985)	219,986

Total Investments — 99.8% (Cost $13,042,993)		14,794,435
Net Other Assets (Liabilities) — 0.2%		30,272

NET ASSETS — 100.0%		$14,824,707

ADR — American Depositary Receipt

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities VIF
Schedule of Portfolio Investments
December 31, 2014

Shares		Fair Value
COMMON STOCKS — 94.4%

	Consumer Discretionary — 18.1%
27,000	Comcast Corp., Class A	$1,566,270
17,000	DIRECTV(a)	1,473,900
28,600	Discovery Communications, Inc., Class C(a)	964,392
63,000	Ford Motor Co.	976,500

		4,981,062

	Consumer Staples — 3.6%
27,000	Mondelez International, Inc., Class A	980,775

	Energy — 6.1%
18,000	Cabot Oil & Gas Corp.	532,980
8,500	EOG Resources, Inc.	782,595
9,000	Halliburton Co.	353,970

		1,669,545

	Financials — 9.4%
8,616	American Campus Communities, Inc., REIT	356,358
14,000	Capital One Financial Corp.	1,155,700
15,500	Och-Ziff Capital Management Group, LLC, Class A	181,040
17,100	Ryman Hospitality Properties, Inc., REIT	901,854

		2,594,952

	Health Care — 12.9%
17,000	HCA Holdings, Inc.(a)	1,247,630
7,800	MEDNAX, Inc.(a)	515,658
19,500	Myriad Genetics, Inc.(a)	664,170
11,000	UnitedHealth Group, Inc.	1,111,990

		3,539,448

	Industrials — 11.7%
15,129	Expeditors International of Washington, Inc.	674,904
7,500	J.B. Hunt Transport Services, Inc.	631,875
24,000	Nielsen NV	1,073,520

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
13,000	Verisk Analytics, Inc., Class A(a)	$832,650

		3,212,949

	Information Technology — 32.6%
40,000	Activision Blizzard, Inc.	806,000
17,000	Akamai Technologies, Inc.(a)	1,070,320
19,000	Check Point Software Technologies, Ltd.(a)	1,492,830
59,500	Cisco Systems, Inc.	1,654,993
15,600	Citrix Systems, Inc.(a)	995,280
24,500	eBay, Inc.(a)	1,374,940
11,600	Intuit, Inc.	1,069,404
17,000	NCR Corp.(a)	495,380

		8,959,147

	Total Common Stocks (Cost $17,095,086)	25,937,878

MONEY MARKET FUND — 5.6%
1,545,520	Federated Treasury Obligations Fund, Institutional Shares	1,545,520

	Total Money Market Fund (Cost $1,545,520)	1,545,520

Total Investments — 100.0% (Cost $18,640,606)		27,483,398
Net Other Assets (Liabilities) — (0.0)%		(1,694)

NET ASSETS — 100.0%		$27,481,704

(a)	Represents non-income producing security.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond VIF
Schedule of Portfolio Investments
December 31, 2014

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 10.5%

$ 67,614	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.510%, 11/25/35(a)	$64,953
246,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b)	245,987
30,000	CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	29,743
102,000	CarMax Auto Owner Trust, Series 2014-2, Class A3, 0.980%, 1/15/19	101,690
140,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	142,412
200,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	200,446
100,000	Ford Credit Auto Owner Trust 2014-REV2, Series 2014-2, Class A, 2.310%, 4/15/26(b)	100,258
66,617	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.370%, 1/25/36(a)	64,631
46,546	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.670%, 3/25/35(a)	46,195
30,000	SBA Tower Trust, Series 2014-1A, Class C, STEP, 2.898%, 10/15/44(b)	30,079
133,258	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.490%, 10/25/35(a)	129,214
71,000	World Omni Auto Receivables Trust, Series 2013-A, Class A3, 0.640%, 4/16/18	70,955
28,000	World Omni Auto Receivables Trust, Series 2014-A, Class A3, 0.940%, 4/15/19	27,950

	Total Asset Backed Securities (Cost $1,247,679)	1,254,513

COLLATERALIZED MORTGAGE OBLIGATIONS — 10.2%

45,448	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 4.762%, 4/25/35(a)	44,613
39,344	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	40,899
76,930	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	77,140
43,819	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	46,444
73,598	Fannie Mae, Series 2011-99, Class CV, 4.500%, 3/25/26	81,095
58,656	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	63,123
56,440	Freddie Mac, Series 4287, Class V, 4.500%, 10/1/26	62,656
76,791	Freddie Mac, Series 4323, Class VA, 4.000%, 3/15/27	83,612
134,554	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	141,682
66,799	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	68,608
47,055	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	49,373
39,781	PHHMC Trust, Series 2007-6, Class A1, 5.491%, 12/18/37(a)	39,953
9,149	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	9,353
53,783	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	56,202

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$ 35,531	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.462%, 12/25/34(a)	$35,292
62,012	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	62,649
81,013	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.390%, 6/25/34(a)	81,480
11,662	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	11,867
74,772	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.616%, 1/25/35(a)	74,199
74,680	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.605%, 10/25/35(a)	74,935
14,113	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	14,554

	Total Collateralized Mortgage Obligations (Cost $1,183,868)	1,219,729

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.2%

74,665	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	78,584
120,000	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47.	125,532
4,638	Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2, 5.622%, 4/10/49(a)	4,639
80,000	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51.	85,384
73,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.283%, 11/10/42(a)	72,980
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	40,504
93,460	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-Top26, Class A4, 5.471%, 1/12/45(a)	100,104
60,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	65,217
82,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	86,818
86,314	COMM Mortgage Trust, Series 2006-C7, Class A4, 5.756%, 6/10/46(a)	90,471
30,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47.	32,021
30,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/1/47	31,203
117,000	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	119,551
124,741	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C1, Class AJ, 5.075%, 2/15/38(a)	124,707
131,579	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.238%, 11/10/45(a)	133,908

Continued

Sterling Capital Total Return Bond VIF
Schedule of Portfolio Investments — (continued)
December 31, 2014

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$56,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	$ 59,740
35,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	37,477
145,699	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	156,022
51,092	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.690%, 2/12/51	55,592
16,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	17,063
107,451	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.278%, 1/11/43(a)	119,852
80,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.461%, 3/12/44(a)	83,228
130,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A5, 5.696%, 4/15/49(a)	140,589
41,053	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	41,882
58,336	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	61,100
61,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	64,293
25,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	26,692

	Total Commercial Mortgage-Backed Securities (Cost $2,095,719)	2,055,153

CORPORATE BONDS — 34.8%

	Consumer Discretionary — 3.7%
21,000	21st Century Fox America, Inc., 5.400%, 10/1/43	25,001
31,000	ERAC USA Finance, LLC, 5.625%, 3/15/42(b)	36,191
29,000	Ford Motor Co., 7.450%, 7/16/31	39,370
47,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	47,764
41,000	Lear Corp., 5.375%, 3/15/24	41,923
20,000	Lowe’s Cos., Inc., 5.800%, 4/15/40	25,335
27,000	NBC Universal Media, LLC, 5.950%, 4/1/41	34,720
25,000	Omnicom Group, Inc., 3.650%, 11/1/24	25,012
26,000	Royal Caribbean Cruises, Ltd., 11.875%, 7/15/15	27,300
37,000	Time Warner Cable, Inc., 4.000%, 9/1/21	39,379
20,000	Time Warner, Inc., 6.100%, 7/15/40	24,356
40,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	44,800
29,000	Viacom, Inc., 5.850%, 9/1/43	32,250

		443,401

	Consumer Staples — 0.9%
28,000	Altria Group, Inc., 5.375%, 1/31/44	31,873
26,000	CVS Health Corp., 6.125%, 9/15/39	33,596
25,000	Lorillard Tobacco Co., 6.875%, 5/1/20	29,447
11,000	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	11,056

		105,972

	Energy — 4.9%
30,000	Access Midstream Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	31,875

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$16,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	$ 16,240
33,000	Chesapeake Energy Corp., 3.481%, 4/15/19(a)	32,340
35,000	Continental Resources, Inc., 4.900%, 6/1/44	30,333
24,000	Enable Midstream Partners LP, 5.000%, 5/15/44(b)	22,608
18,000	Energy Transfer Partners LP, 9.000%, 4/15/19	22,092
25,000	EnLink Midstream Partners LP, 5.050%, 4/1/45	24,152
40,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	47,028
33,000	Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/20	35,722
32,000	Kinder Morgan Energy Partners LP, 5.000%, 3/1/43	30,398
20,000	Kinder Morgan, Inc., 2.000%, 12/1/17	19,876
30,000	Kodiak Oil & Gas Corp., 8.125%, 12/1/19	30,525
28,000	MarkWest Energy Partners LP/MarkWest
	Energy Finance Corp., 6.750%, 11/1/20	29,120
32,000	NuStar Logistics LP, 8.150%, 4/15/18	35,891
29,000	Oceaneering International, Inc., 4.650%, 11/15/24	28,395
33,000	Petrobras International Finance Co., SA, 3.500%, 2/6/17	31,512
27,000	Phillips 66, 5.875%, 5/1/42	31,093
26,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	26,520
30,000	Shell International Finance BV, 4.550%, 8/12/43	32,819
27,000	Statoil ASA, 4.800%, 11/8/43	30,698

		589,237

	Financials — 18.2%
33,000	Ally Financial, Inc., 2.750%, 1/30/17	32,897
31,000	Apollo Management Holdings LP, 4.000%, 5/30/24(b)	31,550
30,000	Ares Finance Co., LLC, 4.000%, 10/8/24(b)	29,466
45,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	46,740
39,000	Associates Corp. of North America, 6.950%, 11/1/18	45,552
69,000	Bank of America Corp., MTN, 6.875%, 4/25/18	79,252
25,000	Bank of America Corp., MTN, 5.875%, 2/7/42	31,284
31,000	Bank of America Corp., Series K, 8.000%, 7/29/49(a)	33,286
54,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17	58,210
30,000	CBRE Services, Inc., 5.250%, 3/15/25	30,600
40,000	CIT Group, Inc., 4.250%, 8/15/17	40,800
26,000	Citigroup, Inc., 5.875%, 1/30/42	32,704
46,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20	44,735
45,000	CubeSmart LP, REIT, 4.800%, 7/15/22	49,415
32,000	Excel Trust LP, REIT, 4.625%, 5/15/24	33,207
7,000	Federal Realty Investment Trust, REIT, 2.750%, 6/1/23	6,742
29,000	First Data Corp., 7.375%, 6/15/19(b)	30,524
42,000	General Electric Capital Corp., 5.300%, 2/11/21	47,963
24,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	33,948
31,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	39,188

Continued

Sterling Capital Total Return Bond VIF
Schedule of Portfolio Investments — (continued)
December 31, 2014

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$60,000	Health Care REIT, Inc., 4.950%, 1/15/21	$ 65,975
40,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	39,261
47,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23	46,490
30,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	29,923
40,000	HSBC Finance Corp., 6.676%, 1/15/21	47,458
35,000	International Lease Finance Corp., 4.875%, 4/1/15	35,254
35,000	Jefferies Group, LLC, 8.500%, 7/15/19	41,942
42,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	43,588
25,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(a)	26,908
30,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b)	35,100
29,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	33,478
19,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	30,656
77,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	87,706
92,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	97,097
53,000	National City Corp., 6.875%, 5/15/19	62,262
33,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(a)	32,703
25,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	39,611
37,000	Old Republic International Corp., 4.875%, 10/1/24	38,623
36,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	39,592
25,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)	29,188
27,000	Prudential Financial, Inc., MTN, Series D, 7.375%, 6/15/19	32,458
32,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	34,605
30,000	Retail Opportunity Investments Partnership LP, REIT, 5.000%, 12/15/23	32,520
37,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	37,411
30,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	31,048
17,000	Senior Housing Properties Trust, REIT, 6.750%, 4/15/20	19,210
45,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	58,859
30,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	32,948
38,000	SunTrust Banks, Inc., 3.500%, 1/20/17	39,613
25,000	Symetra Financial Corp., 4.250%, 7/15/24	25,483
53,000	TIAA Asset Management Finance Co., LLC, 2.950%, 11/1/19(b)	53,103
26,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	37,444
25,000	Validus Holdings, Ltd., 8.875%, 1/26/40	34,938
25,000	Wachovia Corp., 5.500%, 8/1/35	29,349

		2,179,867

	Health Care — 1.3%
36,000	DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	37,800
28,000	Fresenius US Finance II, Inc., 9.000%, 7/15/15(b)	28,840
25,000	Humana, Inc., 4.950%, 10/1/44	26,582

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care — (continued)
$30,000	Medtronic, Inc., 4.375%, 3/15/35(b)	$ 31,826
25,000	Ventas Realty LP, 5.700%, 9/30/43	29,991

		155,039

	Industrials — 1.2%
24,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	26,696
36,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	36,180
37,000	United Rentals North America, Inc., 7.375%, 5/15/20	39,960
35,000	Verisk Analytics, Inc., 5.800%, 5/1/21	39,434

		142,270

	Materials — 2.3%
30,000	Glencore Finance Canada, Ltd., 4.250%, 10/25/22(b)	29,853
18,000	International Paper Co., 7.300%, 11/15/39	23,866
36,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	37,890
40,000	LYB International Finance BV, 4.875%, 3/15/44	41,151
32,000	Mosaic Co. (The), 5.450%, 11/15/33	36,205
34,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	36,635
34,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	35,105
35,000	West Fraser Timber Co., Ltd., 4.350%, 10/15/24(b)	33,454

		274,159

	Telecommunication Services — 1.5%
21,000	British Telecommunications PLC, 9.625%, 12/15/30	32,971
35,000	GTP Acquisition Partners I, LLC, 7.628%, 6/15/16(b)	36,635
26,000	Level 3 Financing, Inc., 9.375%, 4/1/19	27,430
64,000	Verizon Communications, Inc., 6.550%, 9/15/43	81,994

		179,030

	Utilities — 0.8%
30,000	CMS Energy Corp., 4.700%, 3/31/43	31,972
23,000	Progress Energy, Inc., 3.150%, 4/1/22	23,299
37,000	PSEG Power, LLC, 2.450%, 11/15/18	37,059

		92,330

	Total Corporate Bonds (Cost $4,001,292)	4,161,305

FOREIGN GOVERNMENT BONDS — 0.9%

	Mexico — 0.9%
32,000	United Mexican States, 5.550%, 1/21/45	37,200
72,000	United Mexican States, MTN, 4.750%, 3/8/44	75,060

		112,260

	Total Foreign Government Bonds (Cost $95,256)	112,260

MORTGAGE-BACKED SECURITIES — 10.8%

	Fannie Mae — 6.1%
4,001	4.500%, 10/1/18, Pool #752030	4,203
6,838	5.000%, 10/1/25, Pool #255894	7,549
115,843	4.000%, 6/1/32, Pool #MA1089	124,918

Continued

Sterling Capital Total Return Bond VIF
Schedule of Portfolio Investments — (continued)
December 31, 2014

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$83,094	4.000%, 6/1/34, Pool #MA1922	$ 89,343
3,133	7.000%, 6/1/35, Pool #255820	3,583
11,562	5.000%, 11/1/35, Pool #842402	12,801
9,353	6.000%, 12/1/36, Pool #902054	10,644
86,522	5.500%, 8/1/37, Pool #995082	97,202
39,998	5.000%, 6/1/40, Pool #AD4927	44,317
35,264	5.000%, 6/1/40, Pool #AD7860	39,060
74,507	4.500%, 5/1/41, Pool #AI1023	80,909
22,973	4.500%, 11/1/41, Pool #AJ4994	24,957
76,623	4.000%, 1/1/42, Pool #AK0685	81,873
110,676	3.500%, 5/1/43, Pool #AB9368	115,501

		736,860

	Freddie Mac — 3.5%
5,204	6.000%, 10/1/19, Pool #G11679	5,490
3,661	5.500%, 10/1/21, Pool #G12425	3,987
14,389	6.500%, 12/1/37, Pool #A69955	16,768
57,543	4.500%, 1/1/40, Pool #A90764	62,415
42,353	3.767%, 7/1/40, Pool #1B4948(a)	44,697
121,882	5.000%, 7/1/40, Pool #A93070	134,934
112,864	4.000%, 11/1/41, Pool #Q04740	120,690
28,594	3.500%, 7/1/44, Pool #Q27286	29,764

		418,745

	Ginnie Mae — 1.2%
93,589	4.500%, 6/15/39, Pool #701962	102,320
35,356	5.000%, 2/15/40, Pool #737037	39,150

		141,470

	Total Mortgage-Backed Securities (Cost $1,250,800)	1,297,075

MUNICIPAL BONDS — 9.9%

	California — 2.9%
220,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	252,430
65,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	99,772

		352,202

	Colorado — 0.5%
55,000	Colorado Housing & Finance Authority, Unemployment/Welfare Funding Revenue, Taxable, Series B, 1.600%, 5/15/16	55,702

	Connecticut — 0.5%
60,000	State of Connecticut, Public Improvements G.O., Taxable, Series B, 2.551%, 10/15/22	60,257

	District of Columbia — 0.5%
65,000	George Washington University (The), Series 2012, 3.485%, 9/15/22	66,816

	Illinois — 1.1%
130,000	State of Illinois, Public Improvements Revenue, Taxable, 2.931%, 6/15/22	129,623

	New Jersey — 0.3%
40,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	39,413

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	New York — 2.3%
$100,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	$ 99,100
155,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.774%, 3/1/20	172,352

		271,452

	Pennsylvania — 0.6%
70,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	70,442

	Washington — 0.4%
45,000	Port of Vancouver, WA, Refunding G.O., Limited Tax, Taxable, Series B, 2.714%, 12/1/21	45,025

	Wisconsin — 0.8%
90,000	Milwaukee County, WI, Pension Promissory Notes, Refunding G.O., Taxable, Callable 12/1/22 @ 100, 3.862%, 12/1/30	91,328

	Total Municipal Bonds (Cost $1,100,346)	1,182,260

U.S. GOVERNMENT AGENCIES — 0.1%

	Fannie Mae — 0.1%
4,000	6.250%, 5/15/29	5,573

	Total U.S. Government Agencies (Cost $5,437)	5,573

U.S. TREASURY BONDS — 1.9%
212,000	3.125%, 2/15/43	227,618

	Total U.S. Treasury Bonds (Cost $224,215)	227,618

U.S. TREASURY NOTES — 0.2%
28,000	0.875%, 7/15/17	27,967

	Total U.S. Treasury Notes (Cost $27,878)	27,967

Shares
PREFERRED STOCKS — 1.2%

	Financials — 1.0%
2,059	Citigroup Capital XIII, 7.875%	54,728
1,137	Lloyds Banking Group PLC, 7.750%	29,312
1,341	US Bancorp, Series F, 6.500%	39,492

		123,532

	Telecommunication Services — 0.2%
960	Qwest Corp., 7.000%	24,912

	Total Preferred Stocks (Cost $141,000)	148,444

Continued

Sterling Capital Total Return Bond VIF
Schedule of Portfolio Investments — (continued)
December 31, 2014

Shares		Fair Value
MONEY MARKET FUND — 1.6%
195,672	Federated Treasury Obligations Fund, Institutional Shares	$195,672

	Total Money Market Fund (Cost $195,672)	195,672

Total Investments — 99.3% (Cost $11,569,162)		11,887,569
Net Other Assets (Liabilities) — 0.7%		79,774

NET ASSETS — 100.0%		$11,967,343

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of December 31, 2014. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Variable Insurance Funds
Statements of Assets and Liabilities December 31, 2014

	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF
Assets:
Investments at fair value (a)	$14,794,435	$27,483,398	$11,887,569
Interest and dividends receivable	26,099	13,467	92,703
Receivable for investments sold	—	111,661	140
Receivable for capital shares issued	13,116	—	—
Prepaid expenses	16,036	28,530	12,820

Total Assets	14,849,686	27,637,056	11,993,232

Liabilities:
Payable for capital shares redeemed	1,650	112,743	4,830
Accrued expenses and other payables:
Investment advisory fees	8,931	17,546	5,034
Administration fees.	1,168	2,134	921
Accounting out-of-pocket fees	1,419	1,356	5,750
Audit fees	7,086	12,752	5,474
Printing fees	3,000	5,398	2,318
Other fees	1,725	3,423	1,562

Total Liabilities	24,979	155,352	25,889

Net Assets	$14,824,707	$27,481,704	$11,967,343

Net Assets Consist of:
Capital	$29,373,636	$14,463,331	$11,591,210
Undistributed net investment income	19,896	46,794	203,459
Accumulated realized gain (loss)	(16,320,267)	4,128,787	(145,733)
Net unrealized appreciation	1,751,442	8,842,792	318,407

Net Assets	$14,824,707	$27,481,704	$11,967,343

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)	1,383,855	1,438,448	1,214,722

Net Asset Value — offering and redemption price per share	$10.71	$19.11	$9.85

(a) Investments at cost.	$13,042,993	$18,640,606	$11,569,162

See accompanying Notes to the Financial Statements.

Sterling Capital Variable Insurance Funds
Statements of Operations
For the Year Ended December 31, 2014

	Sterling Capital Equity Income VIF	Sterling Capital Special Opportunities VIF	Sterling Capital Total Return Bond VIF
Investment Income:
Interest income.	$14	$—	$468,087
Dividend income	510,302	332,652	14,171
Foreign taxes withheld	(4,084)	(3,420)	—

Total investment income	506,232	329,232	482,258

Expenses:
Investment advisory fees (See Note 4)	113,033	223,186	62,522
Administration fees (See Note 4)	14,878	26,810	11,522
Accounting out-of-pocket fees	6,856	7,834	33,184
Audit fees	16,916	30,526	12,952
Custodian fees	1,290	1,932	1,101
Fund accounting fees (See Note 4)	1,211	2,183	938
Insurance fees	21,827	36,765	17,558
Interest expense (See Note 5)	4	17	—
Legal fees	2,058	3,894	1,471
Printing fees	9,697	16,140	7,492
Transfer agent fees (See Note 4)	4,928	8,869	3,785
Trustee fees	1,751	3,148	1,347
Other fees	2,716	4,568	2,207

Total expenses before waivers	197,165	365,872	156,079
Less expenses waived by the Investment Advisor (See Note 4)	(6,506)	(974)	(5,140)

Net expenses	190,659	364,898	150,939

Net investment income (loss)	315,573	(35,666)	331,319

Realized and Unrealized Gain (Loss):
Net realized gain from investments	521,171	4,251,491	76,550
Change in unrealized appreciation/depreciation on investments	(202,727)	185,922	264,607

Total realized and unrealized gain	318,444	4,437,413	341,157

Change in net assets from operations	$634,017	$4,401,747	$672,476

See accompanying Notes to the Financial Statements.

Sterling Capital Variable Insurance Funds
Statements of Changes in Net Assets

	Sterling Capital Equity Income VIF

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
From Investment Activities:
Operations:
Net investment income (loss)	$315,573	$233,488
Net realized gain	521,171	4,139,865
Change in unrealized appreciation/depreciation	(202,727)	(1,515,250)

Change in net assets from operations	634,017	2,858,103

Distributions to Shareholders From:
Net investment income	(324,023)	(219,509)
Net realized gains	—	—

Change in net assets from shareholder distributions	(324,023)	(219,509)

Capital Transactions:
Proceeds from shares issued	199,797	753,357
Distributions reinvested	324,023	219,509
Value of shares redeemed	(3,335,454)	(4,090,194)

Change in net assets from capital transactions	(2,811,634)	(3,117,328)

Change in net assets	(2,501,640)	(478,734)
Net Assets:
Beginning of year	17,326,347	17,805,081

End of year	$14,824,707	$17,326,347

Undistributed net investment income	$19,896	$28,346

Share Transactions:
Issued	19,156	77,495
Reinvested	30,593	22,165
Redeemed	(315,617)	(416,988)

Change in Shares	(265,868)	(317,328)

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities VIF		Sterling Capital Total Return Bond VIF

For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$(35,666)	$35,486	$331,319	$391,655
4,251,491	3,698,673	76,550	5,981
185,922	3,390,674	264,607	(658,923)

4,401,747	7,124,833	672,476	(261,287)

(14,055)	(22,471)	(400,948)	(486,121)
(3,713,805)	(3,350,231)	(155,009)	(487,195)

(3,727,860)	(3,372,702)	(555,957)	(973,316)

647,469	385,700	431,387	959,746
3,727,860	3,372,702	555,957	973,316
(7,221,400)	(8,785,357)	(2,504,286)	(4,779,311)

(2,846,071)	(5,026,955)	(1,516,942)	(2,846,249)

(2,172,184)	(1,274,824)	(1,400,423)	(4,080,852)

29,653,888	30,928,712	13,367,766	17,448,618

$27,481,704	$29,653,888	$11,967,343	$13,367,766

$46,794	$44,672	$203,459	$356,133

33,673	21,133	43,644	94,381
194,882	190,119	56,161	97,842
(364,391)	(479,938)	(252,707)	(467,223)

(135,836)	(268,686)	(152,902)	(275,000)

Sterling Capital Variable Insurance Funds
Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Equity Income VIF
Year Ended December 31, 2014	$10.50	0.21	0.21	0.42	(0.21)	—	(0.21)
Year Ended December 31, 2013	$9.05	0.13	1.44	1.57	(0.12)	—	(0.12)
Year Ended December 31, 2012	$7.98	0.09	1.07	1.16	(0.09)	—	(0.09)
Year Ended December 31, 2011	$8.41	0.09	(0.43)	(0.34)	(0.09)	—	(0.09)
Year Ended December 31, 2010	$7.61	0.09	0.81	0.90	(0.10)	—	(0.10)
Sterling Capital Special Opportunities VIF
Year Ended December 31, 2014	$18.84	(0.02)	3.05	3.03	(0.01)	(2.75)	(2.76)
Year Ended December 31, 2013	$16.78	0.02	4.33	4.35	(0.01)	(2.28)	(2.29)
Year Ended December 31, 2012	$15.36	0.06 (c)	2.13	2.19	(0.05)	(0.72)	(0.77)
Year Ended December 31, 2011	$16.60	(0.01)	(0.61)	(0.62)	—	(0.62)	(0.62)
Year Ended December 31, 2010	$14.29	(0.04)	2.36	2.32	(0.01)	—	(0.01)
Sterling Capital Total Return Bond VIF
Year Ended December 31, 2014	$9.77	0.26	0.27	0.53	(0.32)	(0.13)	(0.45)
Year Ended December 31, 2013	$10.62	0.26	(0.43)	(0.17)	(0.33)	(0.35)	(0.68)
Year Ended December 31, 2012	$10.61	0.26	0.38	0.64	(0.31)	(0.32)	(0.63)
Year Ended December 31, 2011	$10.73	0.36	0.28	0.64	(0.39)	(0.37)	(0.76)
Year Ended December 31, 2010	$10.37	0.40	0.39	0.79	(0.41)	(0.02)	(0.43)

*	During the periods certain fees were voluntarily waived (See Note 4 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)

Total return ratios assume reinvestment of distributions at net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

(c)

For the year ended December 31, 2012, net investment income per share reflects a special dividend which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.25% per share.

See accompanying Notes to the Financial Statements.

		Ratios/Supplemental Data

Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets*	Portfolio turnover rate

$10.71	4.08%	$14,825	1.18%	1.95%		1.22%	15.81%
$10.50	17.48%	$17,326	1.16%	1.32%		1.27%	113.45%
$9.05	14.53%	$17,805	1.06%	1.04%		1.22%	64.31%
$7.98	(4.04)%	$21,284	0.97%	1.11%		1.21%	69.66%
$8.41	11.93%	$28,318	0.94%	1.22%		1.21%	63.34%

$19.11	15.99%	$27,482	1.25%	(0.12)%		1.26%	21.08%
$18.84	26.81%	$29,654	1.34%	0.12%		1.35%	36.33%
$16.78	14.33%	$30,929	1.28%	0.34	%(c)	1.28%	18.13%
$15.36	(3.53)%	$35,567	1.25%	(0.05)%		1.25%	26.68%
$16.60	16.24%	$43,344	1.24%	(0.28)%		1.27%	39.24%

$9.85	5.44%	$11,967	1.21%	2.65%		1.25%	56.22%
$9.77	(1.56)%	$13,368	1.23%	2.57%		1.29%	114.13%
$10.62	6.10%	$17,449	1.16%	2.39%		1.20%	144.71%
$10.61	6.10%	$19,478	1.07%	3.32%		1.17%	131.16%
$10.73	7.73%	$21,397	1.07%	3.70%		1.20%	140.32%

Sterling Capital Variable Insurance Funds
Notes to Financial Statements
December 31, 2014

1.	Organization:

Sterling Capital Variable Insurance Funds (the “Trust”) was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF, and Sterling Capital Total Return Bond VIF (referred to individually as a “Fund” and collectively as the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. All Funds are “diversified” funds, as defined in the 1940 Act.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. No securities were valued in accordance with these procedures as of December 31, 2014.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the fiscal year ended December 31, 2014 there were no changes to the valuation policies and procedures.

Sterling Capital Variable Insurance Funds
Notes to Financial Statements — (continued)
December 31, 2014

The summary of inputs used to determine the fair value of each Fund’s investments as of December 31, 2014 is as follows:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Equity Income VIF	$14,794,435(a)	$ —	$—	$14,794,435
Sterling Capital Special Opportunities VIF	27,483,398(a)	—	—	27,483,398
Sterling Capital Total Return Bond VIF	344,116(b)	11,543,453(a)	—	11,887,569

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and preferred stocks.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Levels during the fiscal year ended December 31, 2014.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds invest their excess cash in the Federated Treasury Obligations Fund and may invest in a similar money market fund or other short-term investment.

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of Sterling Capital Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses that are attributable to both the Funds and Sterling Capital Funds are allocated across the Funds and Sterling Capital Funds, based upon relative net assets or on another reasonable basis.

Mortgage Dollar Rolls — Sterling Capital Total Return Bond VIF may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. There were no mortgage dollar rolls as of December 31, 2014.

Security Transactions and Related Income — During the fiscal year, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Sterling Capital Variable Insurance Funds
Notes to Financial Statements — (continued)
December 31, 2014

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received. There were no “when-issued” securities as of December 31, 2014.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2014 were as follows:

	Purchases	Sales
Sterling Capital Equity Income VIF	$2,476,714	$ 5,223,704
Sterling Capital Special Opportunities VIF	5,955,081	12,633,127
Sterling Capital Total Return Bond VIF	4,444,464	5,025,616

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended December 31, 2014 for the Sterling Capital Total Return Bond VIF were $2,491,642 and $2,622,273, respectively.

4.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital waived investment advisory fees and reimbursed certain expenses for the Funds referenced below which are not subject to recoupment and are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions for the fiscal year ended December 31, 2014 is as follows:

Contractual Fee Rate
Sterling Capital Equity Income VIF	0.70%[1,2]
Sterling Capital Special Opportunities VIF	0.75%[2,3]
Sterling Capital Total Return Bond VIF	0.50%[2,4]

[1]	The contractual fee rate was 0.70% and the fee rate after voluntary waivers was 0.58% prior to May 1, 2014.
[2]

For a portion of the fiscal year ended December 31, 2014, Sterling Capital voluntarily reimbursed certain expenses of the Funds. Voluntary reimbursements of expenses are not subject to recoupment in subsequent fiscal periods, and may be discontinued at any time.

[3]	The contractual fee rate was 0.80% and the fee rate after voluntary waivers was 0.79% prior to May 1, 2014.
[4]	The contractual fee rate was 0.50% and the fee rate after voluntary waivers was 0.38% prior to May 1, 2014.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds and the Sterling Capital Funds, excluding the assets of Sterling Capital Strategic Allocation Conservative Fund, Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund, at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

The Trust has adopted a Variable Contract Owner Servicing Plan (the “service plan”) under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Funds. A servicing agent may periodically waive all or a portion of its servicing fees. For the fiscal year ended December 31, 2014, the Funds did not participate in any service plan.

Sterling Capital Variable Insurance Funds
Notes to Financial Statements — (continued)
December 31, 2014

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $44,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. The Trustee who is an interested person, as defined in the 1940 Act, of the Trust, but not affiliated with Sterling Capital is compensated at the annual rate of $44,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $1,200 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $3,000 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board and the Audit Committee Chairman each receive an annual retainer of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the rate of $1,000 for each meeting over which he or she presides as Chairman. The fees are allocated across the Trust and the Sterling Capital Funds based upon relative net assets.

At a meeting held on February 19-20, 2014, the Board approved several changes in Trustee compensation. These changes became effective on April 1, 2014. Pursuant to these changes, (i) each Trustee who is not an interested person of the Trust will be compensated at an annual rate of $70,000, (ii) the Chairman of the Board will receive an annual retainer of $20,000, and (iii) the Chairman of the Nominations Committee will receive an annual retainer of $6,000 in lieu of a fee for each meeting over which he or she presides as Chairman. Other than as noted above, Trustee compensation remains the same.

5.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to each Fund, pursuant to a credit agreement (each, an “Agreement”) with respect to each Fund. The primary purpose of the Agreements is to allow the Funds to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreements, Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF and Sterling Capital Total Return Bond VIF have a commitment amount of $1,700,000, $2,600,000, and $1,200,000, respectively. Outstanding principal amounts under the Agreements bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreements expire on March 30, 2015. During the fiscal year ended December 31, 2014, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Equity Income VIF	1.25%	$15,714	7	$ 4	$ 24,000
Sterling Capital Special Opportunities VIF	1.25%	80,000	6	17	116,000

6.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current year and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Sterling Capital Variable Insurance Funds
Notes to Financial Statements — (continued)
December 31, 2014

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At December 31, 2014, the following Funds had net capital loss carry forwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carry forwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Amount	Expires
Sterling Capital Equity Income VIF	$ —	—	$13,056,364	2016
Sterling Capital Equity Income VIF	—	—	3,263,903	2017
Sterling Capital Total Return Bond VIF	53,393	24,708	—	—

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were $521,171 and $27,987 for Sterling Capital Equity Income VIF and Sterling Capital Total Return Bond VIF, respectively.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., disposition of market discount and market premium bonds, paydown gains and losses, net operating loss, hybrids, REITs and the character of distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of December 31, 2014, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase (Decrease) Net Investment Income	Increase (Decrease) Realized Gain
Sterling Capital Special Opportunities VIF	$ —	$51,843	$(51,843)
Sterling Capital Total Return Bond VIF	(47)	(83,045)	83,092

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid
Sterling Capital Equity Income VIF	$324,023	$ —	$ 324,023
Sterling Capital Special Opportunities VIF	14,055	3,713,805	3,727,860
Sterling Capital Total Return Bond VIF	555,957	—	555,957

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2013, were as follows:

	Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Distributions Paid
Sterling Capital Equity Income VIF	$219,509	$ —	$ 219,509
Sterling Capital Special Opportunities VIF	22,471	3,350,231	3,372,702
Sterling Capital Total Return Bond VIF	730,543	242,773	973,316

Sterling Capital Variable Insurance Funds
Notes to Financial Statements — (continued)
December 31, 2014

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Equity Income VIF	$ 19,896	$ —	$ 19,896	$(16,320,267)	$1,751,442	$(14,548,929)
Sterling Capital Special Opportunities VIF	386,692	3,797,950	4,184,642	—	8,833,731	13,018,373
Sterling Capital Total Return Bond VIF	204,059	—	204,059	(78,101)	250,175	376,133

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales, basis adjustments on real estate investment trusts, partnership interests and hybrid securities, and the deferral of market discount and premium until point of sale.

At December 31, 2014, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation
Sterling Capital Equity Income VIF	$13,042,993	$2,251,179	$(499,737)	$1,751,442
Sterling Capital Special Opportunities VIF	18,649,667	9,197,560	(363,829)	8,833,731
Sterling Capital Total Return Bond VIF	11,637,394	432,629	(182,454)	250,175

7.	Subsequent Events:

Management has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following items:

Effective December 31, 2014, Thomas W. Lambeth retired from his role as Chair of the Board of Trustees. Drew Kagan has been appointed as Mr. Lambeth’s replacement.

Effective December 31, 2014, Kenneth Cotner retired from his role asTreasurer. Todd Miller has been appointed as Mr. Cotner’s replacement.

Effective January 1, 2015, the Chair of the Audit Committee changed from Drew Kagan to Alan Priest.

Effective January 1, 2015, the Fund’s Chief Compliance and Anti-Money Laundering Officer changed from Salvatore Faia to Brian Moran.

On February 24, 2015, the Board of Trustees approved the liquidation of each of the Funds and the winding up and termination of the Trust, which is expected to occur prior to April 30, 2015.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities of the Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF and Sterling Capital Total Return VIF (collectively, the “Funds”), constituting the Sterling Capital Variable Insurance Funds, including the schedules of portfolio investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Sterling Capital Variable Insurance Funds as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 7 to the financial statements, on February 24, 2015, the Board of Trustees approved the liquidation of each of the Funds comprising the Sterling Capital Variable Insurance Funds. As of this date, the Funds will cease operating as a going concern and change their basis of accounting from the going concern basis to the liquidation basis of accounting in accordance with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 24, 2015

Sterling Capital Variable Insurance Funds
December 31, 2014

Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2014, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividends Income %	(for corporate shareholders) Dividend Received Deduction %	U.S. Government Income
Sterling Capital Equity Income VIF	$ —	100.00%	100.00%	—
Sterling Capital Special Opportunities VIF	3,713,805	99.96%	99.95%	—
Sterling Capital Total Return Bond VIF	—	1.32%	1.01%	0.54%

Sterling Capital Variable Insurance Funds
December 31, 2014

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the Commission within 60 days of the end of the quarter to which it relates, and is available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees conducted in-person meetings in August and November 2014 to consider the continuance of the investment advisory agreement between Sterling Capital Variable Insurance Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”), the investment adviser to each series of the Trust (the “Funds”), for a new term running through January 31, 2016. The above referenced agreement is referred to herein as the “Advisory Agreement.”

The Trustees reviewed extensive material in connection with their consideration of the Advisory Agreement, including data from an independent provider of mutual fund data (as assembled by the Trust’s administrator), which, where applicable, included comparisons with industry averages for comparable funds for advisory fees, 12b-1 fees, and total fund expenses. The Trustees considered the contractual investment advisory fee levels for each Fund, as well as the fee waivers that Sterling Capital had agreed to implement for certain Funds. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received detailed presentations from Sterling Capital, including analysis of each Fund’s investment process and performance. The Board also received and considered information from Sterling Capital relating to its profitability in respect of each Fund, and from all Funds in the aggregate. As part of their deliberations, the Independent Trustees conducted several private meetings with their independent legal counsel, outside the presence of Sterling Capital and other Fund management.

In their deliberations regarding the Advisory Agreement, each Trustee attributed different weights to various factors involved in an analysis of the Advisory Agreement, and in each case no factor alone was considered determinative. The Trustees determined that the arrangement between the Trust and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each applicable Fund and its shareholders.

The Trustees considered the following factors, among others, in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of investment personnel of the Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Adviser to provide high quality service to each Fund.

The Trustees received information concerning the investment philosophy and investment processes applied or to be applied by the Adviser in managing each Fund as well as the Adviser’s Form ADV. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the Adviser’s trading practices and considered the procedures of the Adviser designed to fulfill the Adviser’s fiduciary duty to the Funds with respect to possible conflicts of interest, including the Adviser’s code of ethics (regulating the personal trading of its officers and employees).

Based on their review, the Trustees concluded that, with respect to the nature, extent and quality of services to be provided by the Adviser, the nature and extent of responsibilities was consistent with mutual fund industry norms, and that the quality of the services provided or to be provided by the Adviser was or was expected to be satisfactory or better.

Investment Performance

The Trustees considered the performance results of each Fund over various periods in absolute terms and relative to each Fund’s benchmark and peer group. In conducting their review, the Trustees focused particular attention on cases where a Fund’s longer-term performance compared unfavorably with peers.

After reviewing the performance of each Fund and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each Fund was acceptable or better or that, in cases where performance issues were encountered, Sterling Capital had taken appropriate steps to address the situation.

Cost of Services, Including the Profits Realized by the Adviser and Affiliates

The Trustees considered peer group information with respect to the advisory fees charged by Sterling Capital to each of the Funds, taking into consideration both contractual and actual (i.e., after fee waivers) fee levels. The Trustees concluded that the investment advisory fees paid by the Funds fell within an acceptable range as compared to peer groups, and were fair and reasonable.

As part of their review, the Trustees considered benefits to Sterling Capital aside from investment advisory fees. The Trustees reviewed administration fees received by Sterling Capital and considered the fallout benefits to Sterling Capital such as the research services available to Sterling Capital by reason of brokerage commissions generated by the Funds’ turnover. The Trustees also considered benefits to Sterling Capital’s affiliates, including brokerage commissions received by a Sterling Capital affiliate for executing certain trades on behalf of the Sterling Capital Special Opportunities VIF and Sterling Capital Equity Income VIF. With respect to these trades, the Trustees considered Sterling Capital’s assurances that such trades were effected in accordance with board approved procedures.

The Trustees also considered information from Sterling Capital regarding fees for separate accounts managed by Sterling Capital with investment objectives and strategies similar to those of comparable Funds. The Trustees noted that a representative of Sterling Capital explained that management of the Funds was a much more intensive process than management of separate accounts, including management of cash flows and the need to comply with extensive and complex restrictions set by applicable regulation or established in Fund disclosure documents, and therefore the Trustees concluded that the differences between the services that Sterling Capital provides to the Funds and those it provides to separate accounts substantially limit the probative value of comparisons to those other clients.

The Trustees also considered the reasonableness of current and proposed advisory fees in the context of the profitability of the Adviser. In determining whether the investment advisory fees were reasonable, the Trustees considered profitability information provided by the Adviser with respect to the services they provide to the Funds. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser’s own determination of its and its affiliates’ revenues from the contractual services provided or expected to be provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and could be affected by numerous factors. Based on their review, the Trustees concluded that the profitability of the Adviser as a result of their relationships with the Funds was acceptable.

Based on the foregoing, the Trustees concluded that the fees proposed under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided or expected to be provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Funds’ assets. The Trustees found that the asset levels of each Fund were not currently so large as to warrant fee breakpoints.

Sterling Capital Variable Insurance Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, Fifth floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Thomas W. Lambeth* Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 08/92 — Present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	24	None

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	24	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	24	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	24	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	24	None

* Effective December 31, 2014, Mr. Lambeth retired from the Board of Trustees. See Note 7 for more information.

Sterling Capital Variable Insurance Funds

The following table shows information for the trustees who are, each, an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	24	Director, Sterling Capital Management LLC

Alan G. Priest*** Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	24	None

*	The Sterling Capital Fund Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds.

**	Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

***

Mr. Priest is treated by the Fund as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he was a partner of a law firm that acted as counsel to the Funds during the past two fiscal years.

The following table shows information for officers of the Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Kenneth R. Cotner* Birthdate: 02/59	Treasurer	Indefinite, 12/12 — Present	From 2001 to present, Chief Operating Officer, from 2013 to 2014, Chief Compliance Officer, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Vice President and Secretary	Indefinite, Vice President, 08/05 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Krystle V. Edwards Birthdate: 02/86	Vice President	Indefinite, 11/14 — Present	From May 2013 to present, Associate, Sterling Capital Management LLC; from March 2012-December 2012, Financial Advisor, First Command Financial Planning; from September 2009-May 2012, student at Campbell University School of Law

Sterling Capital Variable Insurance Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
Salvatore Faia** Birthdate: 12/62	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 09/13 — Present	From 2004 to present, President and Founder of Vigilant Compliance Services; Director of Energy and Income Partnership since 2005

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

*	Effective December 31, 2014, Mr. Cotner retired as Treasurer of the Funds. See Note 7 for more information.

**	Effective January 1, 2015, Brian M. Moran replaced Salvatore Faia as Chief Compliance and Anti-Money Laundering Officer.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the “code of ethics” that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $61,595 in 2014 and $58,150 in 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2014 and $0 in 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,688 in 2014 and $7,400 in 2013 Fees for both 2014 and 2013 relate to the preparation of federal income and excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2014 and $0 in 2013.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,089,000 in 2014 and $2,229,000 in 2013.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Sterling Capital Variable Insurance Funds

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	02/26/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

Date	02/26/15

By (Signature and Title)	/s/ Todd M. Miller
Todd M. Miller, Treasurer
(principal financial officer)

Date	02/26/15